FOR IMMEDIATE RELEASE
August 26, 2010

Novell Reports Financial Results for Third Fiscal Quarter 2010

WALTHAM, Mass. – August 26, 2010 - Novell, Inc. (NASDAQ: NOVL) today announced financial results for its third fiscal quarter ended July 31, 2010. For the quarter, Novell reported net revenue of $199 million. This compares to net revenue of $216 million for the third fiscal quarter of 2009. GAAP income from operations for the third fiscal quarter of 2010 was $21 million. This compares to GAAP income from operations of $21 million for the third fiscal quarter of 2009. GAAP net income in the third fiscal quarter of 2010 was $16 million, or $0.04 per share. This compares to GAAP net income of $17 million, or $0.05 per share, for the third fiscal quarter of 2009. Foreign currency exchange rates favorably impacted net revenue by $1 million, operating expenses by $1 million and income from operations by $2 million compared to the same period last year.

On a non-GAAP basis, income from operations for the third fiscal quarter of 2010 was $30 million. This compares to non-GAAP income from operations of $33 million in the same period last year. Non-GAAP net income for the third fiscal quarter of 2010 was $22 million, or $0.06 per share. This compares to non-GAAP net income of $25 million, or $0.07 per share, for the third fiscal quarter of 2009. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“Our third quarter revenue was below our initial expectations, which we believe is principally related to customer uncertainty associated with the Novell Board of Directors' ongoing review of various alternatives to enhance stockholder value as described in Novell's March 20, 2010 press release,” said Ron Hovsepian, President and CEO of Novell. “However, I am pleased that we achieved consistent profitability levels. The growth prospects of our target markets remain strong and our focus going forward is on returning to top line growth via execution of our differentiated strategy, WorkloadIQTM.”

Cash, cash equivalents and short-term investments were $1 billion at July 31, 2010, up from $980 million last quarter. Days sales outstanding in accounts receivable was 66 days at the end of the third fiscal quarter of 2010, down from 71 days at the end of the year-ago quarter. Total deferred revenue was $624 million at the end of the third fiscal quarter of 2010, down from $674 million at the end of the year-ago quarter due to the recognition of deferred revenue from our agreement with Microsoft. Total deferred revenue was up from the prior year, excluding the impact of Microsoft. For the third fiscal quarter of 2010, cash flow from operations was $26 million. This compares to cash flow from operations of $30 million for the third fiscal quarter of 2009.

Further details on Novell's reported results are included in the financial schedules that are a part of this release.

Conference Call Notification and Web Access Detail
A one-hour conference call with Novell management to discuss the quarter will be broadcast at 5:00PM ET on August 26, 2010. The conference call will be available live as a listen-only webcast from Novell's Investor Relations web page at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell.” The international dial-in number is +1-706-679-2263, password “Novell.”

Following the live event, an archived version of the webcast will be available for twelve months on the Novell® Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures
We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, strategic alternatives review, and the sale of business operations, long-term investments, and property, plant and equipment.

Legal Notice Regarding Forward-Looking Statements
This press release may include statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, targets, and prospects; future opportunities; market leadership and positioning; short-term and long-term trends; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell's products and technology; and results achievable and benefits attainable through deployment of Novell's products and provision of services. Forward-looking statements forecasting growth in financial metrics are predicated on assumptions regarding improvements in the overall economy and the markets served by the Company and in which the Company operates, the timing of which are impossible to accurately predict. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations and speak only as of the date hereof. We are subject to a number of risks, including, among others, risks relating to: uncertainty introduced by the review of various alternatives to enhance stockholder value authorized by our Board, indirect sales, growth rates of our business units, renewal of SUSE® Linux Enterprise Server subscriptions with customers who have received certificates from Microsoft, decline rates of Open Enterprise Server and NetWare® revenue, development of products and services, the intelligent workload management market, software vulnerabilities, delays in product releases, reliance on open source software, adequacy of renewal rates, uncertain economic conditions, competition, rapid technological changes, failure to expand brand awareness, adequacy of technical support, pricing pressures, system failures, integration of acquisitions, industry consolidation, challenges resulting from a global business, foreign research and development operations, loss of key employees, intellectual property infringement, litigation matters, unpredictable financial results, impairments, the timing of revenue recognition, our investments and effective use of our cash.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Quarterly Report on Form 10-Q for the period ended April 30, 2010 filed with the SEC on June 8, 2010 which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at: www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell
Novell, Inc. (NASDAQ: NOVL), a leader in intelligent workload management, through WorkloadIQTM, helps organizations securely deliver and manage computing services across physical, virtual and cloud computing environments. We help customers reduce the cost, complexity, and risk associated with their IT systems through our solutions for identity and security, systems management, collaboration and Linux-based operating platforms. With our infrastructure software and ecosystem of partnerships, Novell integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

NetWare, Novell, the Novell logo, the N Logo, and SUSE are registered trademarks and WorkloadIQ is a trademark of Novell, Inc. in the United States and other countries. *All third party trademarks are the property of their respective owners.

Press Contact:	Investor Relations Contact:
Ian Bruce	Robert Kain
Novell, Inc.	Novell, Inc.
Phone: 781-464-8034	Phone: 800-317-3195
E-Mail: ibruce@novell.com	E-Mail: rkain@novell.com

Novell, Inc.
Consolidated Unaudited Condensed Statements of Operations
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Jul 31, 2010	Jul 31, 2009	Jul 31, 2010	Jul 31, 2009
Net revenue:
Software licenses	$24,968	$27,020	$73,852	$85,537
Maintenance and subscriptions	152,459	163,699	465,265	480,843
Services (1)	21,553	25,365	66,243	80,170
Total net revenue	198,980	216,084	605,360	646,550

Cost of revenue:
Software licenses	2,355	2,315	5,968	6,207
Maintenance and subscriptions	22,533	23,677	65,930	68,337
Services	18,619	20,991	56,639	64,618
Total cost of revenue	43,507	46,983	128,537	139,162

Gross profit	155,473	169,101	476,823	507,388

Operating expenses:
Sales and marketing	70,792	74,647	214,561	227,238
Product development	39,400	45,683	118,470	135,627
General and administrative	23,305	25,997	77,466	75,224
Other operating expenses (2)	878	1,400	3,896	16,657
Total operating expenses	134,375	147,727	414,393	454,746

Income from operations	21,098	21,374	62,430	52,642
Operating margin %	10.6%	9.9%	10.3%	8.1%

Other income, net:
Interest income, net	2,795	2,944	8,202	12,067
Other	62	(3,810)	6,507	(10,365)
Total other income, net	2,857	(866)	14,709	1,702

Income from continuing operations before taxes	23,955	20,508	77,139	54,344

Income tax expense	8,278	4,151	21,361	13,295

Income from continuing operations	15,677	16,357	55,778	41,049

Income from discontinued operations	-	302	-	1,904

Net income	$15,677	$16,659	$55,778	$42,953

Diluted earnings per share:

Continuing operations	$0.04	$0.05	$0.16	$0.12

Net income	$0.04	$0.05	$0.16	$0.12

Weighted average shares	354,826	346,660	352,346	346,120

(1) Services includes professional services, technical support and training services.
(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Consolidated Unaudited Condensed Balance Sheets
(In thousands)

	Jul 31, 2010	Oct 31, 2009
Assets

Current assets:
Cash and cash equivalents	$605,050	$591,656
Short-term investments	437,865	391,809
Restricted cash	17,723	53,033
Receivables, net	146,059	177,898
Prepaid expenses	20,105	17,708
Current deferred tax assets	4,368	5,521
Other current assets	22,640	26,747
Total current assets	1,253,810	1,264,372

Property, plant and equipment, net	159,820	170,459
Long-term investments	-	10,303
Goodwill	353,335	356,033
Intangible assets, net	30,505	36,621
Deferred income taxes	14,973	26,717
Other assets	33,584	38,403

Total assets	$1,846,027	$1,902,908

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$27,184	$37,628
Accrued compensation	66,979	87,928
Other accrued liabilities	76,833	97,154
Deferred revenue	462,856	495,245
Total current liabilities	633,852	717,955

Deferred income taxes	7,622	8,403
Other long-term liabilities	47,673	48,502
Long-term deferred revenue	160,860	193,526

Total liabilities	850,007	968,386

Stockholders' equity	996,020	934,522

Total liabilities and stockholders' equity	$1,846,027	$1,902,908

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Consolidated Unaudited Condensed Statements of Cash Flows
(In thousands)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Jul 31, 2010	Jul 31, 2009	Jul 31, 2010	Jul 31, 2009

Cash flows from operating activities
Net income	$15,677	$16,659	$55,778	$42,953
Adjustments to reconcile net income to net cash provided by
operating activities:
Stock-based compensation expense	6,083	6,476	20,825	20,198
Depreciation and amortization	7,747	9,545	22,402	31,018
Change in accounts receivable allowances	(96)	(719)	(667)	(383)
Utilization of previously reserved acquired net operating losses	-	455	-	455
Loss (gain) on debenture repurchases	-	57	-	(11)
Income from discontinued operations	-	(302)	-	(1,904)
Impairment of long-term investments	-	2,370	-	5,466
Net gain on sale of previously impaired investments	-	-	(7,195)	-
Gain on sale of subsidiaries	-	-	-	(16)
Changes in current assets and liabilities, excluding the
effect of acquisitions and dispositions	(3,259)	(4,092)	(67,189)	(80,424)

Net cash provided by operating activities	26,152	30,449	23,954	17,352

Cash flows from investing activities
Purchases of property, plant and equipment	(1,806)	(8,181)	(15,238)	(14,763)
Short-term investment activity	(37,844)	(121)	(40,727)	10,299
Long-term investment activity	-	2,173	8,629	3,909
Change in restricted cash	35,329	(47)	35,310	(307)
Cash proceeds from sale of discontinued operations	234	-	705	1,036
Net cash paid for acquisitions	-	-	-	(48,472)
Other	852	4,425	1,379	5,898

Net cash used in investing activities	(3,235)	(1,751)	(9,942)	(42,400)

Cash flows from financing activities
Issuances of common stock	2,112	1,773	7,648	2,925
Excess tax effects from stock-based compensation	(1)	-	-	(2,788)
Debt repayment	-	(193)	-	(571)
Debenture repurchases	-	(121,668)	-	(125,537)

Net cash provided by (used in) financing activities	2,111	(120,088)	7,648	(125,971)

Effect of exchange rate changes on cash	(1,403)	8,306	(8,266)	7,849
Increase (decrease) in cash and cash equivalents	23,625	(83,084)	13,394	(143,170)
Cash and cash equivalents - beginning of period	581,425	619,948	591,656	680,034

Cash and cash equivalents - end of period	$605,050	$536,864	$605,050	$536,864

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Unaudited Non-GAAP Adjusted Income From Operations
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Jul 31, 2010	Jul 31, 2009	Jul 31, 2010	Jul 31, 2009

GAAP income from operations	$21,098	$21,374	$62,430	$52,642

Adjustments:
Stock-based compensation expense:
Cost of revenue	846	554	2,177	2,137
Sales and marketing	1,464	1,243	5,653	5,356
Product development	1,937	2,817	6,076	7,611
General and administrative	1,836	1,862	6,919	5,094
Sub-total	6,083	6,476	20,825	20,198

Acquisition-related intangible asset amortization:
Cost of revenue	1,312	2,398	3,766	7,886
Sales and marketing	671	1,478	2,350	4,590
Sub-total	1,983	3,876	6,116	12,476

Other operating expenses (income):
Restructuring expense	-	1,227	2,774	16,500
Strategic alternatives review expense	1,503	-	2,997	-
Litigation related activity	(625)	-	(1,875)	-
Gain on sale of subsidiaries	-	-	-	(16)
IT outsourcing transition costs	-	173	-	173
Sub-total	878	1,400	3,896	16,657

Total operating adjustments	8,944	11,752	30,837	49,331

Non-GAAP income from operations	$30,042	$33,126	$93,267	$101,973

Non-GAAP operating margin %	15.1%	15.3%	15.4%	15.8%

Novell, Inc.
Unaudited Non-GAAP Adjusted Net Income
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Jul 31, 2010	Jul 31, 2009	Jul 31, 2010	Jul 31, 2009

GAAP net income	$15,677	$16,659	$55,778	$42,953

Operating adjustments (detailed above)	8,944	11,752	30,837	49,331
Non-operating expenses (income) adjustments:
Net gain on sale of previously impaired investments	-	-	(7,195)	-
Loss (gain) on debenture repurchases	-	57	-	(11)
Impairment of long-term investments	-	2,370	-	5,466
Sub-total	-	2,427	(7,195)	5,455

Total pre-tax adjustments	8,944	14,179	23,642	54,786

Income tax adjustments	(2,136)	(5,549)	(8,035)	(17,089)

Income from discontinued operations	-	(302)	-	(1,904)

Total net adjustments	6,808	8,328	15,607	35,793

Non-GAAP net income and non-GAAP income
from continuing operations	$22,485	$24,987	$71,385	$78,746

GAAP net income per share	$0.04	$0.05	$0.16	$0.12
Total adjustments detailed above	0.02	0.02	0.04	0.11

Non-GAAP net income per share and non-GAAP
income from continuing operations per share	$0.06	$0.07	$0.20	$0.23

Non-GAAP weighted average shares	354,826	346,660	352,346	346,120

Novell, Inc.
Consolidated Unaudited Condensed Segment Results
(in thousands, except per share data)

	Fiscal Quarter Ended July 31, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$15,819	12.8	$9,149	12.1	$-	$24,968	12.5
Maintenance and subscriptions	92,333	74.8	60,126	79.7	-	152,459	76.6
Services	15,354	12.4	6,199	8.2	-	21,553	10.8
Total net revenue	123,506	100.0	75,474	100.0	-	198,980	100.0

Cost of revenue:
Software licenses	1,842	1.5	325	0.4	188	2,355	1.2
Maintenance and subscriptions	14,428	11.7	6,755	9.0	1,350	22,533	11.3
Services	13,165	10.7	4,834	6.4	620	18,619	9.4
Total cost of revenue	29,435	23.8	11,914	15.8	2,158	43,507	21.9

Gross profit	94,071	76.2	63,560	84.2	(2,158)	155,473	78.1

Operating expenses:
Sales and marketing	54,949	44.5	13,708	18.2	2,135	70,792	35.6
Product development	29,720	24.1	7,743	10.3	1,937	39,400	19.8
General and administrative	13,854	11.2	7,615	10.1	1,836	23,305	11.7
Other operating expenses	-	-	-	-	878	878	0.4
Total operating expenses	98,523	79.8	29,066	38.5	6,786	134,375	67.5

Income (loss) from operations	$(4,452)	(3.6)	$34,494	45.7	$(8,944)	$21,098	10.6

	Fiscal Quarter Ended April 30, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$17,388	13.8	$10,303	13.1	$-	$27,691	13.6
Maintenance and subscriptions	91,666	73.0	62,189	79.3	-	153,855	75.4
Services	16,492	13.1	5,976	7.6	-	22,468	11.0
Total net revenue	125,546	100.0	78,468	100.0	-	204,014	100.0

Cost of revenue:
Software licenses	1,395	1.1	323	0.4	207	1,925	0.9
Maintenance and subscriptions	12,627	10.1	6,846	8.7	1,352	20,825	10.2
Services	13,600	10.8	4,385	5.6	577	18,562	9.1
Total cost of revenue	27,622	22.0	11,554	14.7	2,136	41,312	20.2

Gross profit	97,924	78.0	66,914	85.3	(2,136)	162,702	79.8

Operating expenses:
Sales and marketing	57,914	46.1	13,919	17.7	3,020	74,853	36.7
Product development	29,751	23.7	7,542	9.6	2,075	39,368	19.3
General and administrative	16,129	12.8	9,109	11.6	3,096	28,334	13.9
Other operating expenses	-	-	-	-	244	244	0.1
Total operating expenses	103,794	82.7	30,570	39.0	8,435	142,799	70.0

Income (loss) from operations	$(5,870)	(4.7)	$36,344	46.3	$(10,571)	$19,903	9.8

	Fiscal Quarter Ended July 31, 2009

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$15,529	12.1	$11,491	13.1	$-	$27,020	12.5
Maintenance and subscriptions	94,673	73.9	69,026	78.5	-	163,699	75.8
Services	17,993	14.0	7,372	8.4	-	25,365	11.7
Total net revenue	128,195	100.0	87,889	100.0	-	216,084	100.0

Cost of revenue:
Software licenses	1,613	1.3	370	0.4	332	2,315	1.1
Maintenance and subscriptions	13,757	10.7	7,740	8.8	2,180	23,677	11.0
Services	15,136	11.8	5,415	6.2	440	20,991	9.7
Total cost of revenue	30,506	23.8	13,525	15.4	2,952	46,983	21.7

Gross profit	97,689	76.2	74,364	84.6	(2,952)	169,101	78.3

Operating expenses:
Sales and marketing	56,192	43.8	15,734	17.9	2,721	74,647	34.5
Product development	33,735	26.3	9,131	10.4	2,817	45,683	21.1
General and administrative	15,303	11.9	8,832	10.0	1,862	25,997	12.0
Other operating expenses	-	-	-	-	1,400	1,400	0.6
Total operating expenses	105,230	82.1	33,697	38.3	8,800	147,727	68.4

Income (loss) from operations	$(7,541)	(5.9)	$40,667	46.3	$(11,752)	$21,374	9.9

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
(In thousands)

			Fiscal Year						Change from
	Q3 2009%		2009	%	Q2 2010%		Q3 2010%		Q2 2010 to Q3 2010		Q3 2009 to Q3 2010
Security, management and operating platforms
Open platform solutions
Linux platform products
Software licenses	$-	-	$-	-	$-	-	$-	-	$-	-	$-	-
Maintenance and subscriptions	38,240	17.7	149,162	17.3	35,176	17.2	35,506	17.8	330	0.9	(2,734)	(7.1)
	38,240	17.7	149,162	17.3	35,176	17.2	35,506	17.8	330	0.9	(2,734)	(7.1)
Other open platform products
Software licenses	73	0.0	125	0.0	17	0.0	1	0.0	(16)	(94.1)	(72)	(98.6)
Maintenance and subscriptions	1,628	0.8	7,592	0.9	1,743	0.9	2,108	1.1	365	20.9	480	29.5
	1,701	0.8	7,717	0.9	1,760	0.9	2,109	1.1	349	19.8	408	24.0

Total open platform solutions	39,941	18.5	156,879	18.2	36,936	18.1	37,615	18.9	679	1.8	(2,326)	(5.8)

Identity and security management
Identity, access and compliance management
Software licenses	7,542	3.5	31,908	3.7	8,473	4.2	7,991	4.0	(482)	(5.7)	449	6.0
Maintenance and subscriptions	20,729	9.6	80,340	9.3	21,922	10.7	22,502	11.3	580	2.6	1,773	8.6
	28,271	13.1	112,248	13.0	30,395	14.9	30,493	15.3	98	0.3	2,222	7.9
Other identity and security management
Software licenses	387	0.2	1,965	0.2	586	0.3	260	0.1	(326)	(55.6)	(127)	(32.8)
Maintenance and subscriptions	1,607	0.7	6,837	0.8	1,228	0.6	1,303	0.7	75	6.1	(304)	(18.9)
	1,994	0.9	8,802	1.0	1,814	0.9	1,563	0.8	(251)	(13.8)	(431)	(21.6)

Total identity and security management	30,265	14.0	121,050	14.0	32,209	15.8	32,056	16.1	(153)	(0.5)	1,791	5.9

Systems and resource management
Software licenses	7,527	3.5	33,806	3.9	8,312	4.1	7,567	3.8	(745)	(9.0)	40	0.5
Maintenance and subscriptions	32,469	15.0	126,963	14.7	31,597	15.5	30,914	15.5	(683)	(2.2)	(1,555)	(4.8)

Total systems and resource management	39,996	18.5	160,769	18.6	39,909	19.6	38,481	19.3	(1,428)	(3.6)	(1,515)	(3.8)

Total security, management and operating platforms	110,202	51.0	438,698	50.9	109,054	53.5	108,152	54.4	(902)	(0.8)	(2,050)	(1.9)

Collaboration solutions
OES and NetWare-related
Software licenses	5,129	2.4	20,232	2.3	5,365	2.6	5,225	2.6	(140)	(2.6)	96	1.9
Maintenance and subscriptions	40,058	18.5	157,524	18.3	36,573	17.9	35,161	17.7	(1,412)	(3.9)	(4,897)	(12.2)
	45,187	20.9	177,756	20.6	41,938	20.6	40,386	20.3	(1,552)	(3.7)	(4,801)	(10.6)
Collaboration
Software licenses	4,468	2.1	14,822	1.7	2,602	1.3	1,980	1.0	(622)	(23.9)	(2,488)	(55.7)
Maintenance and subscriptions	21,877	10.1	85,123	9.9	19,611	9.6	18,978	9.5	(633)	(3.2)	(2,899)	(13.3)
	26,345	12.2	99,945	11.6	22,213	10.9	20,958	10.5	(1,255)	(5.6)	(5,387)	(20.4)
Other collaboration solutions
Software licenses	1,894	0.9	14,061	1.6	2,336	1.1	1,944	1.0	(392)	(16.8)	50	2.6
Maintenance and subscriptions	7,091	3.3	27,204	3.2	6,005	2.9	5,987	3.0	(18)	(0.3)	(1,104)	(15.6)
	8,985	4.2	41,265	4.8	8,341	4.1	7,931	4.0	(410)	(4.9)	(1,054)	(11.7)

Total collaboration solutions	80,517	37.3	318,966	37.0	72,492	35.5	69,275	34.8	(3,217)	(4.4)	(11,242)	(14.0)

Total software licenses, maintenance and subscriptions
Software licenses	27,020	12.5	116,919	13.6	27,691	13.6	24,968	12.5	(2,723)	(9.8)	(2,052)	(7.6)
Maintenance and subscriptions	163,699	75.8	640,745	74.3	153,855	75.4	152,459	76.6	(1,396)	(0.9)	(11,240)	(6.9)
Total product revenue	190,719	88.3	757,664	87.9	181,546	89.0	177,427	89.2	(4,119)	(2.3)	(13,292)	(7.0)

Services	25,365	11.7	104,521	12.1	22,468	11.0	21,553	10.8	(915)	(4.1)	(3,812)	(15.0)

Total net revenue	$216,084	100.0	$862,185	100.0	$204,014	100.0	$198,980	100.0	$(5,034)	(2.5)	$(17,104)	(7.9)

Novell, Inc.
Major IT Software and Solutions Included Within Reported Line Items

Security, Management and Operating Platforms

Open Platform Solutions

Linux Platform Products
> SUSE LINUX Enterprise Server
> SUSE LINUX Enterprise Desktop

Other Open Platform Products
> SUSE Engineering

Identity and Security Management

Identity, Access and Compliance Management
> Identity Manager
> SecureLogin
> Access Manager
> Sentinel

Other Identity and Security Management
> eDirectory

Systems and Resource Management
> ZENworks Suite
> ZENworks Patch Management
> ZENworks Asset Management
> ZENworks Linux Management
> ZENworks Configuration Management
> PlateSpin
> Business Service Management

Collaboration Solutions

Open Enterprise Server and NetWare-Related
> Open Enterprise Server (OES)
> NetWare
> Cluster Services

Collaboration
> GroupWise
> Teaming + Conferencing

Other Collaboration Solutions
> BorderManager

Services
> Professional Services
> Technical Support Services
> Training Services